EXHIBIT 10.36.4

Amendment No. 4 to
Highgate Operating and Management Agreement

This Amendment, dated as of the 1st day of December, 2008, is by and among Vermont Electric Power Company, Inc. (“Project Manager”), and the Owners whose names appear on the signature pages to this Amendment and amends that certain Highgate Operating and Management Agreement dated as of August 1, 1984, as amended by Amendment No. 1 thereto dated as of April 1, 1985, Amendment No. 2 thereto dated as of November 13, 1986, and Amendment No. 3 thereto dated January 1, 1987 (the “Operating Agreement”).  Terms used in this Amendment have the meaning defined in the Operating Agreement unless otherwise defined in this Amendment.

Preliminary Statement

The Project Manager and Owner desire to amend the Operating Agreement to clarify that Project Manager’s services under the Operating Agreement include performing services necessary for the fulfillment of the standards set forth by the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, ISO New England and the Northeast Power Coordinating Council that are applicable to the Project.

Agreement

NOW, THEREFORE, in consideration of the promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the Project Manager and the Owner, intending to be legally bound, agree as follows:

1.    Paragraph 3.01(i) is amended to delete the word “and” from the end of the paragraph to read as follows:

3.01(i)  Upon consent of Owner the taking of any action at law or in equity, in the name of either Project Manager or Owner, that Project Manager shall deem reasonably necessary and proper in connection with the operation of the Project, except that any action to be taken in the name of an individual Owner can only be taken with the prior written consent of that owner; each such Owner agrees promptly to review any request from Project Manager for such consent and further agrees that it will not unreasonably withhold such consent;

2.           Paragraph 3.01(j) is amended and restated as follows:

3.01(j)  The performance of all acts reasonably necessary to ensure compliance with the standards set forth by the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, ISO New England and the Northeast Power Coordinating Council that are applicable to the Project; and

3.    By executing this Amendment, Paragraph 3.01(k) is added to read:

3.01(k) Generally, the performance or supervision, direction and control, of all acts reasonably necessary in connection with the operation of the Project in an efficient and proper manner, including, but not limited to, the making of all payments and disbursements, on behalf of Owner, relative to Project Operation Costs.

4.           This Amendment modifies the Operating Agreement only as provided herein.

5.    Any number of counterparts of this Amendment may be executed, and each shall have the same force and effect as an original instrument as if all the parties to all the counterparts have signed the same instrument.

IN WITNESS WHEREOF, the signatories have caused this Amendment to be executed by their duly authorized officers or agents as of the date first stated above.

Vermont Electric Power Company, Inc.
By: /s/ Leslie A. Cadwell
Printed Name: Leslie A. Cadwell
Title: Vice-President, Secretary and General Counsel

STATE OF VERMONT
County of Rutland

At Rutland, Vermont this 18th day of December, 2008, Leslie A. Cadwell, a duly authorized officer of Vermont Electric Power Company, Inc. personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Vermont Electric Power Company, Inc.

/s/ Tamara Strauss
Notary Public: Tamara Strauss
My Commission Expires: 2/10/10

Burlington Electric Department f/k/a Burlington Electric Light Department

By: /s/ Barbara L. Grimes
Printed Name: Barbara L. Grimes
Title: General Manager

STATE OF VERMONT
County of Chittenden

At Burlington, Vermont, this 9th day of February, 2009, Barbara L. Grimes , a duly authorized officer of Burlington Electric Department personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Burlington Electric Department.

/s/ Patricia J. Crowley
Notary Public
My Commission Expires:

Central Vermont Public Service Corporation

By: /s/ William J. Deehan
Printed Name: William J. Deehan
Title: VP Power Planning & Regulatory Affairs

STATE OF VERMONT
County of Rutland

At Rutland, Vermont this 22nd day of December, 2008, William J. Deehan, a duly authorized officer of Central Vermont Public Service Corporation personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Central Vermont Public Service Corporation.

/s/ Andrea V. Bove
Notary Public
My Commission Expires: 2/10/2011

Green Mountain Power Corporation

By: /s/ Donald J. Rendall
Printed Name: Donald J. Rendall, Jr.
Title: Vice President & General Counsel

STATE OF VERMONT
County of Chittenden

At Colchester, Vermont this 8th day of December, 2008, Donald J. Rendall, Jr., a duly authorized officer of Green Mountain Power Corporation personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Green Mountain Power Corporation.

/s/ Penny J. Collins
Notary Public
My Commission Expires:

Vermont Electric Cooperative

By: /s/ David C. Hallquist
Printed Name: David C. Hallquist
Title: Chief Executive Officer

STATE OF VERMONT
County of Lamoille

At Johnson, this 30th day of December, 2008, David Hallquist, a duly authorized officer of Vermont Electric Cooperative personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Vermont Electric Cooperative.

/s/ Kevin Podd
Notary Public
My Commission Expires: 2/10/2011

Vermont Public Power Supply Authority

By: /s/ Scott E. Corse
Printed Name: /s/ Scott E. Corse
Title: General Manager

STATE OF VERMONT
County of Washington

At Waterbury Center, this 18th day of December, 2008, Scott E. Corse, a duly authorized officer of Vermont Public Power Supply Authority personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Vermont Public Power Supply Authority.

/s/ Sharon M. Hall
Notary Public
My Commission Expires: 2/10/11

Village of Johnson Electric Light Department

By: /s/ Gordon Smith
Printed Name: Gordon Smith
Title: Village Trustee Chair

STATE OF VERMONT
County of Lamoille

At Johnson, this 12th day of January, 2009, ___________________, a duly authorized officer of Village of Johnson Electric Light Department personally appeared and he/she acknowledged this instrument by him/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Village of Johnson Electric Light Department.

/s/ Duncan Hastings
Notary Public
My Commission Expires: 2/10/11